EXHIBIT 23.3


                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Retention Stock Incentive Plan of PSINet, Inc. of our report dated February 8, 2000, with respect to the consolidated financial statements of Metamor Worldwide, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.


                                            /s/ERNST & YOUNG LLP
                                            ------------------------------------

Houston, Texas
January 16, 2001